Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,840,000
Previously Paid Amount	0
Total Fee Amount	2,272.00
Total Offset Amount	4,337.34
Net Fee	$ 0.00